Corporate Information	12 Months Ended
Dec. 31, 2018
Statement [LineItems]
Corporate Information
1.	CORPORATE INFORMATION

Banco Macro SA (hereinafter, the Bank), is a stock corporation (sociedad anónima), organized in the Republic of Argentina, with headquarters at Avenida Madero 1182, Ciudad Autónoma de Buenos Aires (CABA). Its by-law expiry date is on March 8, 2066.

The Bank offers traditional banking products and services to companies, including those companies operating in regional economies, as well as to individuals, thus strengthening its goal to be a multiservice bank. In addition, through its subsidiaries, the Bank performs transactions as a trustee agent, manager and administrator of mutual funds and renders stock exchange services.

Macro Compañía Financiera SA was created in 1977, as a non-banking financial institution. In May 1988, it received the authorization to operate as a commercial bank and it was incorporated as Banco Macro SA. Subsequently, as a result of the merger process with other entities, it adopted other names (among them, Banco Macro Bansud SA) and since August 2006, Banco Macro SA.

The Bank’s shares have been publicly listed on Bolsas y Mercados Argentinos (BYMA) since November 1994; and as from March 24, 2006 they are listed on the New York Stock Exchange (NYSE). Additionally, on October 15, 2015, they were authorized to be listed on the Mercado Abierto Electrónico SA (MAE).

Since 1994, Banco Macro SA’s market strategy was mainly focused on the regional areas outside the City of Buenos Aires. Following this strategy, in 1996, Banco Macro SA started the process to acquire entities and assets and liabilities during the privatization of provincial and other banks.

These consolidated financial statements for the year ended December 31, 2018, were authorized for issue by the Management on May 10, 2019. Even when the Shareholders’ has the power to amend these consolidated financial statements after issuance, in Management opinion it will not happen.